UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska            68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska            68130

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2660

Date of fiscal year end:

12/31

Date of reporting period: 6/30/14

Item 1.  Reports to Stockholders.

Semi-Annual Report

June 30, 2014

JNF Equity Portfolio

JNF Balanced Portfolio

JNF SSgA Retirement Income Portfolio

Each a series of the Northern Lights Variable Trust

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of JNF Equity Portfolio, JNF Balanced Portfolio, and JNF SSgA Retirement Income Portfolio.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Dear Shareholders:

We are pleased to present you with the JNF Equity Portfolio Semi Annual Report for 2014.

The JNF Equity Fund returned 6.62% versus the Russell Mid Cap benchmark return of 8.7% for the first six months of 2014. The fund’s slight exposure to smaller cap stocks hurt relative performance as small cap stocks provided lower performance.  Our stock selection model also provided mixed results over the last six months.  This was the primary reason for underperformance of the fund.

Some people in the investment community consider the term “conventional wisdom” to be an oxymoron. So far, many predictions dominating 2014 outlooks have proven to be elusive.  After a positive first quarter start, the larger half of the year-to-date return occurred in the second quarter.  Those who sold in May were disappointed as the Russell 1000 continued its record setting performance, gaining 5.1% for the quarter.  This marks the 8th consecutive quarterly gain.  The open secret that rates will have to move higher was put on hold for at least another quarter as the yield for the 10-year Treasury note ended lower.  Equity trading activity was also disappointing as the slump in volumes left many trading desks busy doing nothing.  Those betting on a certain increase in volatility found the environment to be pretty ugly as the VIX continued its grind lower, hitting a low of 10 during the quarter.  This level hasn’t been reached since early in 2007.  Rebounding economic data after a dismal first quarter provided the necessary encouragement to support the market’s move higher.  Once again, the focus will fall upon second quarter earnings to support the current levels, and to allow investors to gauge managements’ confidence in their guidance for the remainder of 2014.  In the meantime, investors’ confidence in their own predictions continues to grow smaller.

The Sub-Adviser, Chicago Equity Partners, LLC (“CEP”), has maintained a stance consistent with its historical approach.  Based upon a belief that certain fundamental characteristics drive stock performance, CEP seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our research has shown that constructing a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and moment expectations built through a disciplined, risk controlled process delivers consistent excess returns.   Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.   We will continue to use our disciplined approach to provide added value at controlled levels of risk.

Thank you for being a shareholder of the JNF Equity Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Equity Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2014 is 1.17%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

JNF Equity Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Portfolio's performance figures* for the six months ended June 30, 2014, as compared to its benchmark:

	Six Months	One Year	Three Year	Five Year	Since Inception**
JNF Equity Portfolio	6.62%	27.37%	15.71%	22.07%	5.93%
Russell Midcap Index ***	8.67%	26.85%	16.09%	22.07%	7.65%

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account.  The total operating expense ratio (including indirect expenses), as stated in the Fund's Prospectus dated May 1, 2014, is 1.17%.  Returns greater than one year are annualized.

** Inception date is May 1, 2007.

*** The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2014
Holdings by Industry	% of Net Assets
REITs	7.8%
Retail	6.2%
Oil & Gas	5.0%
Insurance	4.9%
Miscellaneous Manufacturing	4.7%
Software	4.4%
Commercial Services	3.8%
Banks	3.7%
Biotechnology	3.7%
Pharmaceuticals	3.6%
Other, Cash & Cash Equivalents	52.2%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio's holdings.

	JNF Equity Portfolio
	PORTFOLIO OF INVESTMENTS (Unaudited)
	June 30, 2014
Shares		Value
	COMMON STOCK - 99.0%
	ADVERTISING - 0.0%
1,775	Sizmek, Inc. *	$ 16,916

	AEROSPACE & DEFENSE - 0.9%
4,750	AAR Corp.	130,910
1,470	Aerovironment, Inc. *	46,746
475	Esterline Technologies Corp. *	54,682
80	Moog, Inc. *	5,831
1,925	Orbital Sciences Corp. *	56,884
16,950	Spirit AeroSystems Holdings, Inc. - Cl. A *	571,215
515	Teledyne Technologies, Inc. *	50,043
		916,311
	AGRICULTURE - 0.7%
8,845	Alliance One International, Inc. *	22,112
3,000	Bunge Ltd.	226,920
7,150	Lorillard, Inc.	435,935
350	Universal Corp	19,373
		704,340
	AIRLINES - 1.3%
300	Alaska Air Group, Inc.	28,515
7,500	American Airlines Group, Inc. *	322,200
3,700	Delta Air Lines, Inc.	143,264
345	Hawaiian Holdings, Inc. *	4,730
9,475	JetBlue Airways Corp. *	102,804
20,600	Southwest Airlines Co.	553,316
2,275	Spirit Airlines, Inc. *	143,871
		1,298,700
	APPAREL - 1.3%
905	Columbia Sportswear Co.	74,798
800	G-III Apparel Group Ltd. *	65,328
9,000	Hanesbrands, Inc.	885,960
2,200	Michael Kors Holdings Ltd. *	195,030
2,100	Skechers U.S.A., Inc. - Cl. A *	95,970
		1,317,086
	AUTO PARTS & EQUIPMENT - 0.8%
5,475	Lear Corp.	489,027
5,650	Meritor, Inc. *	73,676
1,350	Tenneco, Inc. *	88,695
3,550	Tower International, Inc. *	130,782
		782,180

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	BANKS - 3.7%
9,075	BancorpSouth, Inc.	$ 222,973
360	Bank of the Ozarks, Inc.	12,042
9,600	Central Pacific Financial Corp.	190,560
1,775	Financial Institutions, Inc.	41,570
3,575	First Financial Bancorp	61,526
275	First Financial Corp	8,852
6,975	First Interstate BancSystem, Inc. - Cl. A	189,580
4,575	First Merchants Corp.	96,715
3,050	First Midwest Bancorp, Inc.	51,941
1	Horizon Bancorp	22
37,400	KeyCorp	535,942
2,150	Lakeland Financial Corp.	82,044
3,925	Macatawa Bank Corp.	19,900
350	MainSource Financial Group, Inc.	6,038
2,110	MidSouth Bancorp, Inc.	41,968
3,775	Preferred Bank *	89,241
4,800	PrivateBancorp, Inc.	139,488
2,700	Simmons First National Corp.	106,353
10	Southside Bancshares, Inc.	290
800	Suffolk Bancorp *	17,848
21,500	SunTrust Banks, Inc.	861,290
6,300	SVB Financial Group *	734,706
4,100	Univest Corp. of Pennsylvania	84,870
2,750	VantageSouth Bancshares, Inc. *	16,363
1,575	Webster Financial Corp.	49,676
1,000	West Bancorporation, Inc.	15,230
2,240	Western Alliance Bancorp *	53,312
		3,730,340
	BEVERAGES - 0.9%
13,700	Dr Pepper Snapple Group, Inc.	802,546
1,100	Keurig Green Mountain, Inc.	137,071
		939,617
	BIOTECHNOLOGY - 3.7%
2,100	Alexion Pharmaceuticals, Inc. *	328,125
4,800	Charles River Laboratories International, Inc. *	256,896
4,425	Halozyme Therapeutics, Inc. *	43,719
7,700	InterMune, Inc. *	339,955
2,275	Isis Pharmaceuticals, Inc. *	78,374
970	Ligand Pharmaceuticals, Inc. *	60,421
11,150	Merrimack Pharmaceuticals, Inc. *	81,284
31,900	Myriad Genetics, Inc. *	1,241,548
8,170	Omeros Corp. *	142,158
19,850	PDL BioPharma, Inc.	192,148
1,360	Repligen Corp. *	30,994
18,300	Sequenom, Inc. *	70,821
9,600	United Therapeutics Corp. *	849,504
		3,715,947

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	BUILDING MATERIALS - 0.7%
6,237	AAON, Inc.	$ 209,064
4,300	Lennox International, Inc.	385,151
1,900	Patrick Industries, Inc. *	88,521
1,025	Universal Forest Products, Inc.	49,477
		732,213
	CHEMICALS - 1.6%
2,375	A Schulman, Inc.	91,913
9,685	Ferro Corp. *	121,644
125	HB Fuller Co.	6,012
300	Minerals Technologies, Inc.	19,674
6,005	Olin Corp.	161,655
1,875	PolyOne Corp.	79,013
3,950	PPG Industries, Inc.	830,093
550	Quaker Chemical Corp.	42,235
2,150	Sigma-Aldrich Corp.	218,182
		1,570,421
	COMMERCIAL SERVICES - 3.8%
600	Albany Molecular Research, Inc. *	12,072
3,800	Apollo Education Group, Inc. *	118,750
570	Barrett Business Services, Inc.	26,790
17,300	Booz Allen Hamilton Holding Corp. - Cl. A	367,452
275	Capella Education Co.	14,957
1,525	Chemed Corp.	142,923
8,135	Convergys Corp.	174,414
300	CorVel Corp. *	13,554
3,605	Deluxe Corp.	211,181
4,250	DeVry Education Group, Inc.	179,945
3,450	Euronet Worldwide, Inc. *	166,428
7,570	Global Cash Access Holdings, Inc. *	67,373
1,375	Grand Canyon Education, Inc. *	63,209
2,050	Kforce, Inc.	44,382
1,350	Korn/Ferry International *	39,649
5,610	Live Nation Entertainment, Inc. *	138,511
9,700	Manpowergroup, Inc.	823,045
330	Matthews International Corp.	13,718
3,150	McGraw Hill Financial, Inc.	261,545
5,130	Monster Worldwide, Inc. *	33,550
1,415	PAREXEL International Corp. *	74,769
4,175	Providence Service Corp *	152,763
10,500	Quanta Services, Inc. *	363,090
8,500	SEI Investments Co.	278,545
650	Strayer Education, Inc. *	34,132
450	Team Health Holdings, Inc. *	22,473
220	TrueBlue, Inc. *	6,065
825	Xoom Corp. *	21,747
		3,867,032

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	COMPUTERS - 2.8%
29,900	Brocade Communications Systems, Inc.	$ 275,080
800	CACI International, Inc. - Cl. A *	56,168
2,925	CIBER, Inc. *	14,450
7,650	Computer Sciences Corp.	483,480
5,400	DST Systems, Inc.	497,718
5,655	iGATE Corp. *	205,785
4,370	Insight Enterprises, Inc. *	134,334
2,300	Lexmark International, Inc.	110,768
6,705	Manhattan Associates, Inc. *	230,853
6,400	Maxwell Technologies, Inc. *	96,832
1,425	Mercury Systems, Inc. *	16,160
1,200	NetScout Systems, Inc. *	53,208
5,360	RealD, Inc. *	68,394
3,700	SanDisk Corp.	386,391
1,780	Synaptics, Inc. *	161,339
975	Syntel, Inc. *	83,811
		2,874,771
	COSMETICS & PERSONAL CARE - 0.1%
3,785	Inter Parfums, Inc.	111,847

	DISTRIBUTION & WHOLESALE - 0.5%
6,700	Arrow Electronics, Inc. *	404,747
1,150	Core-Mark Holding Co., Inc.	52,474
1,650	Owens & Minor, Inc.	56,067
475	ScanSource, Inc. *	18,088
		531,376
	DIVERSIFIED FINANCIAL SERVICES - 2.8%
800	Cohen & Steers, Inc.	34,704
35,800	E*TRADE Financial Corp. *	761,108
875	GAMCO Investors, Inc. - Cl. A	72,669
15,800	Lazard Ltd. - Cl. A	814,648
5,295	Nelnet, Inc. - Cl. A	219,372
500	Outerwall, Inc. *	29,675
3,745	Piper Jaffray Cos *	193,879
11,800	Waddell & Reed Financial, Inc.	738,562
15	Walter Investment Management Corp. *	447
		2,865,064
	ELECTRIC - 3.4%
5,400	Ameren Corp.	220,752
1,025	Avista Corp.	34,358
1,150	Black Hills Corp.	70,598
14,600	Entergy Corp.	1,198,514
2,250	IDACORP, Inc.	130,117
17,550	NRG Energy, Inc.	652,860

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	ELECTRIC - 3.4% (Continued)
3,625	Otter Tail Corp.	$ 109,801
1,050	Portland General Electric Co.	36,404
22,400	Public Service Enterprise Group, Inc.	913,696
600	UNS Energy Corp.	36,246
		3,403,346
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
1,675	EnerSys	115,223
1,150	Generac Holdings, Inc. *	56,051
		171,274
	ELECTRONICS - 0.5%
1,775	CTS Corp.	33,192
2,000	Garmin Ltd.	121,800
500	Mettler-Toledo International, Inc. *	126,590
9,225	Sanmina Corp. *	210,146
		491,728
	ENERGY - ALTERNATE SOURCES - 0.3%
9,320	Pacific Ethanol, Inc. *	142,503
1,485	REX American Resources Corp. *	108,865
		251,368
	ENGINEERING & CONSTRUCTION - 0.7%
13,400	AECOM Technology Corp. *	431,480
250	EMCOR Group, Inc.	11,132
6,450	Tutor Perini Corp. *	204,723
200	VSE Corp.	14,064
		661,399
	ENTERTAINMENT - 0.2%
1,700	Marriott Vacations Worldwide Corp. *	99,671
5,500	Regal Entertainment Group - Cl. A	116,050
		215,721
	ENVIRONMENTAL CONTROL - 0.1%
2,700	US Ecology, Inc.	132,165

	FOOD - 2.1%
850	John B Sanfilippo & Son, Inc.	22,500
11,700	Kroger Co.	578,331
6,450	Nutrisystem, Inc.	110,360
5,200	Pilgrim's Pride Corp. *	142,272
575	Sanderson Farms, Inc.	55,890
440	Seneca Foods Corp. *	13,464
1,000	SpartanNash Co.	21,010
5,040	SUPERVALU, Inc. *	41,429
31,700	Tyson Foods, Inc.	1,190,018
		2,175,274
	FOREST PRODUCTS & PAPER - 0.1%
1,625	Clearwater Paper Corp. *	100,295

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	GAS - 1.5%
9,300	AGL Resources, Inc.	$ 511,779
2,100	Atmos Energy Corp.	112,140
585	Chesapeake Utilities Corp.	41,728
3,980	New Jersey Resources Corp.	227,497
8,300	NiSource, Inc.	326,522
7,300	Vectren Corp.	310,250
		1,529,916
	HEALTHCARE - PRODUCTS - 1.6%
1,850	Cepheid *	88,689
950	CONMED Corp.	41,942
1,550	CR Bard, Inc.	221,665
125	Cyberonics, Inc. *	7,807
770	Exactech, Inc. *	19,427
1,375	Greatbatch, Inc. *	67,457
10,700	Hill-Rom Holdings, Inc.	444,157
900	Invacare Corp.	16,533
2,380	Natus Medical, Inc. *	59,833
3,500	OraSure Technologies, Inc. *	30,135
7,400	St Jude Medical, Inc.	512,450
1,560	STERIS Corp.	83,429
1,425	West Pharmaceutical Services, Inc.	60,107
1,150	Zeltiq Aesthetics, Inc. *	17,469
		1,671,100
	HEALTHCARE - SERVICES - 2.4%
1,980	Centene Corp. *	149,708
12,950	Cigna Corp.	1,191,011
20,650	Health Net, Inc. *	857,801
1,050	HealthSouth Corp.	37,663
500	Kindred Healthcare, Inc.	11,550
500	Magellan Health, Inc. *	31,120
3,225	Triple-S Management Corp. - Cl. B *	57,824
1,225	WellCare Health Plans, Inc. *	91,459
		2,428,136
	HOLDING COMPANIES - DIVERSIFIED - 0.0%
1,785	Horizon Pharma, Inc. *	28,239

	HOME FURNISHINGS - 1.6%
6,900	Harman International Industries, Inc.	741,267
8,620	Kimball International, Inc.	144,126
9,769	Skullcandy, Inc. *	70,825
4,000	TiVo, Inc. *	51,640
4,750	Whirlpool Corp.	661,295
		1,669,153

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	HOUSEHOLD PRODUCTS & WARES - 0.9%
14,300	Avery Dennison Corp.	$ 732,875
1,700	Scotts Miracle-Gro Co.	96,662
1,300	Tupperware Brands Corp.	108,810
		938,347
	HOUSEWARES - 0.3%
550	Libbey, Inc. *	14,652
4,800	Toro Co.	305,280
		319,932
	INSURANCE - 4.9%
25,800	Allied World Assurance Co. Holdings AG	980,916
2,080	AmTrust Financial Services, Inc.	86,965
18,350	Endurance Specialty Holdings Ltd.	946,677
6,050	Everest Re Group Ltd.	970,965
7,500	First American Financial Corp.	208,425
2,000	Greenlight Capital Re Ltd. - Cl. A *	65,880
11,900	Lincoln National Corp.	612,136
4,055	Montpelier Re Holdings Ltd.	129,557
1,590	Navigators Group, Inc. *	106,610
3,400	PartnerRe Ltd.	371,314
19,200	Radian Group, Inc.	284,352
9,925	Symetra Financial Corp.	225,695
		4,989,492
	INTERNET - 2.0%
400	Barracuda Networks, Inc. *	12,408
3,601	Liberty Ventures *	265,754
12,950	Lionbridge Technologies, Inc. *	76,923
1,450	Netflix, Inc. *	638,870
475	NIC, Inc.	7,529
2,775	TechTarget, Inc. *	24,476
23,535	TeleCommunication Systems, Inc. - Cl. A *	77,430
19,210	VeriSign, Inc. *	937,640
		2,041,030
	IRON & STEEL - 0.9%
18,000	Commercial Metals Co.	311,580
16,000	Steel Dynamics, Inc.	287,200
13,000	United States Steel Corp.	338,520
		937,300
	LEISURE TIME - 0.8%
3,630	Brunswick Corp	152,932
8,550	Harley-Davidson, Inc.	597,217
4,550	Nautilus, Inc. *	50,460
		800,609
	LODGING - 0.7%
3,010	Marcus Corp	54,933
10,800	Marriott International, Inc.	692,280
		747,213

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	MACHINERY - CONSTRUCTION & MINING - 0.1%
1,205	Hyster-Yale Materials Handling, Inc.	$ 106,691

	MACHINERY - DIVERSIFIED - 0.6%
2,600	AGCO Corp.	146,172
915	Cognex Corp. *	35,136
1,450	Hurco Cos, Inc.	40,890
4,200	IDEX Corp.	339,108
		561,306
	MEDIA - 2.2%
56,500	Cablevision Systems Corp.	997,225
3,200	DISH Network Corp. *	208,256
2,190	Entercom Communications Corp. - Cl. A *	23,499
1,700	EW Scripps Co. *	35,972
10,025	Martha Stewart Living Omnimedia, Inc. - Cl. A *	47,118
20,700	News Corp. *	371,358
18,700	Starz *	557,073
		2,240,501
	METAL FABRICATE & HARDWARE - 0.3%
1,000	CIRCOR International, Inc.	77,130
2,510	NN, Inc.	64,206
2,125	Olympic Steel, Inc.	52,594
2,130	Worthington Industries, Inc.	91,675
		285,605
	MINING - 0.8%
40,350	Alcoa, Inc.	600,811
8,925	Gold Resource Corp.	45,160
5,085	Stillwater Mining Co. *	89,242
1,270	US Silica Holdings, Inc.	70,409
		805,622
	MISCELLANEOUS MANUFACTURING - 4.7%
900	Barnes Group, Inc.	34,686
3,850	Blount International, Inc. *	54,323
7,500	Carlisle Cos, Inc.	649,650
17,665	Federal Signal Corp.	258,792
14,170	Harsco Corp.	377,347
11,150	Ingersoll-Rand PLC	696,987
8,600	ITT Corp.	413,660
1,400	John Bean Technologies Corp.	43,386
3,625	Parker Hannifin Corp.	455,771
9,800	Smith & Wesson Holding Corp. *	142,492
1,000	SPX Corp.	108,210
850	Standex International Corp.	63,308
33,200	Trinity Industries, Inc.	1,451,504
		4,750,116
	OFFICE FURNISHINGS - 0.0%
470	HNI Corp.	18,382

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	OFFICE & BUSINESS EQUIPMENT - 0.8%
29,400	Pitney Bowes, Inc.	$ 812,028

	OIL & GAS - 5.0%
17,500	Abraxas Petroleum Corp. *	109,550
725	Adams Resources & Energy, Inc.	56,644
3,175	Callon Petroleum Co. *	36,989
870	Carrizo Oil & Gas, Inc. *	60,256
13,200	Chesapeake Energy Corp.	410,256
875	Clayton Williams Energy, Inc. *	120,199
1,150	Comstock Resources, Inc.	33,166
2,010	Contango Oil & Gas Co. *	85,043
875	Delek US Holdings, Inc.	24,701
9,430	EQT Corp.	1,008,067
4,110	Gastar Exploration, Inc. *	35,798
7,300	Helmerich & Payne, Inc.	847,603
5,825	HollyFrontier Corp.	254,494
170	Matador Resources Co. *	4,978
340	Oasis Petroleum, Inc. *	19,003
20,600	Patterson-UTI Energy, Inc.	719,764
5,000	PBF Energy, Inc. - Cl. A	133,250
950	PetroQuest Energy, Inc. *	7,144
24,800	SandRidge Energy, Inc. *	177,320
9,000	SM Energy Co.	756,900
5,600	Trecora Resources *	66,304
1,125	Triangle Petroleum Corp. *	13,219
7,725	Warren Resources, Inc. *	47,895
850	Western Refining, Inc.	31,918
		5,060,461
	OIL & GAS SERVICES - 0.8%
2,475	Basic Energy Services, Inc. *	72,319
3,750	Exterran Holdings, Inc.	168,712
6,280	Matrix Service Co. *	205,921
3,125	Pioneer Energy Services Corp. *	54,813
9,900	RPC, Inc.	232,551
1	Superior Energy Services, Inc.	36
900	Tesco Corp.	19,206
500	Willbros Group, Inc. *	6,175
		759,733
	PACKAGING & CONTAINERS - 0.9%
10,200	Ball Corp.	639,336
4,800	Graphic Packaging Holding Co. *	56,160
2,900	Packaging Corp. of America	207,321
740	UFP Technologies, Inc. *	17,827
		920,644

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	PHARMACEUTICALS - 3.6%
5,404	Actavis plc *	$ 1,205,362
3,200	AmerisourceBergen Corp.	232,512
3,725	Anika Therapeutics, Inc. *	172,579
7,200	Cardinal Health, Inc.	493,632
16,070	Dyax Corp. *	154,272
1,700	Impax Laboratories, Inc. *	50,983
3,260	Ironwood Pharmaceuticals, Inc. - Cl. A *	49,976
4,525	Lannett Co., Inc. *	224,530
3,200	Mead Johnson Nutrition Co. - Cl. A	298,144
2,900	Omnicare, Inc.	193,053
1,850	Pacira Pharmaceuticals, Inc. *	169,941
1,480	PharMerica Corp. *	42,313
650	Raptor Pharmaceutical Corp. *	7,508
2,600	Salix Pharmaceuticals Ltd. *	320,710
		3,615,515
	REAL ESTATE - 0.6%
4,210	Altisource Residential Corp.	109,586
8,700	CBRE Group, Inc. - Cl. A *	278,748
5,875	HFF, Inc. - Cl. A	218,491
		606,825
	REITS - 7.8%
24,575	Anworth Mortgage Asset Corp.	126,807
550	Ashford Hospitality Trust, Inc.	6,347
2,790	Associated Estates Realty Corp.	50,276
39,100	Brandywine Realty Trust	609,960
17,700	CBL & Associates Properties, Inc.	336,300
6,625	Cedar Realty Trust, Inc.	41,406
13,050	Chambers Street Properties	104,922
10,445	CYS Investments, Inc.	94,214
2,600	DiamondRock Hospitality Co.	33,332
18,500	Douglas Emmett, Inc.	522,070
1,520	Empire State Realty Trust, Inc. - Cl. A	25,080
3,220	FelCor Lodging Trust, Inc.	33,842
38,175	General Growth Properties, Inc.	899,403
950	Geo Group, Inc.	33,943
8,800	HCP, Inc.	364,144
5,900	Health Care REIT, Inc.	369,753
36,155	Hersha Hospitality Trust	242,600
3,925	Highwoods Properties, Inc.	164,654
17,500	Hospitality Properties Trust	532,000
34,000	Host Hotels & Resorts, Inc.	748,340
5,700	JAVELIN Mortgage Investment Corp.	80,370
14,700	Kimco Realty Corp.	337,806
2,675	LaSalle Hotel Properties	94,401
79,400	MFA Financial, Inc.	651,874
1,650	Potlatch Corp.	68,310
575	PS Business Parks, Inc.	48,007

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	REITS - 7.8% (Continued)
2,625	Ramco-Gershenson Properties Trust	$ 43,628
6,700	Realty Income Corp.	297,614
2,000	Rexford Industrial Realty, Inc.	28,480
3,825	RLJ Lodging Trust	110,504
5,450	Ryman Hospitality Properties, Inc.	262,418
1,000	SL Green Realty Corp.	109,410
785	Sovran Self Storage, Inc.	60,641
4,700	Sunstone Hotel Investors, Inc.	70,171
5,000	Ventas, Inc.	320,500
		7,923,527
	RETAIL - 6.2%
6,000	Advance Auto Parts, Inc.	809,520
1,875	ANN INC *	77,137
2,775	Asbury Automotive Group, Inc. *	190,753
505	AutoZone, Inc. *	270,801
3,800	Barnes & Noble, Inc. *	86,602
24,400	Best Buy Co., Inc.	756,644
12,700	Big Lots, Inc. *	580,390
2,400	Brown Shoe Co., Inc.	68,664
625	Buffalo Wild Wings, Inc. *	103,569
4,030	Build-A-Bear Workshop, Inc. *	53,841
15,400	Burger King Worldwide, Inc.	419,188
790	Casey's General Stores, Inc.	55,529
1,825	Cato Corp	56,392
3,225	Christopher & Banks Corp. *	28,251
800	Citi Trends, Inc. *	17,168
325	DineEquity, Inc.	25,834
14,850	GameStop Corp. - Cl. A	600,979
575	HSN, Inc.	34,063
2,290	Jack in the Box, Inc.	137,034
390	Lithia Motors, Inc.	36,687
19,400	Macy's, Inc.	1,125,588
6,400	Nu Skin Enterprises, Inc.	473,344
1,450	Pantry, Inc. *	23,490
400	Papa John's International, Inc.	16,956
1,480	PC Connection, Inc.	30,606
745	Penske Automotive Group, Inc.	36,878
2,100	Ruth's Hospitality Group, Inc.	25,935
2,300	Stein Mart, Inc.	31,947
450	Susser Holdings Corp. *	36,324
2,350	Systemax, Inc. *	33,770
		6,243,884

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	SAVINGS & LOANS - 0.2%
2,965	BankFinancial Corp.	$ 33,089
1,645	First Defiance Financial Corp.	47,211
1,950	Flushing Financial Corp.	40,072
2,225	Northfield Bancorp, Inc.	29,170
		149,542
	SEMICONDUCTORS - 3.5%
96,720	Advanced Micro Devices, Inc. *	405,257
2,000	Alpha & Omega Semiconductor Ltd. *	18,540
2,400	Amkor Technology, Inc. *	26,832
21,550	Applied Materials, Inc.	485,952
2,990	Applied Micro Circuits Corp. *	32,322
1,650	Cypress Semiconductor Corp.	18,001
5,075	Entropic Communications, Inc. *	16,900
3,750	Fairchild Semiconductor International, Inc. - Cl. A *	58,500
2,225	First Solar, Inc. *	158,108
17,900	Freescale Semiconductor Ltd. *	420,650
2,275	GSI Technology, Inc. *	13,559
6,425	International Rectifier Corp. *	179,257
7,740	Lam Research Corp.	523,069
9,100	Linear Technology Corp.	428,337
425	Power Integrations, Inc.	24,455
13,350	Rambus, Inc. *	190,905
1,280	Semtech Corp. *	33,472
9,350	Silicon Image, Inc. *	47,124
1,050	Tessera Technologies, Inc.	23,184
10,300	Xilinx, Inc.	487,293
		3,591,717
	SHIPBUILDING - 0.4%
3,950	Huntington Ingalls Industries, Inc.	373,630

	SOFTWARE - 4.4%
8,500	Activision Blizzard, Inc.	189,550
6,755	Aspen Technology, Inc. *	313,432
975	AVG Technologies NV *	19,627
25,500	Broadridge Financial Solutions, Inc.	1,061,820
275	Computer Programs & Systems, Inc.	17,490
850	Demandware, Inc. *	58,964
3,600	Dun & Bradstreet Corp	396,720
3,010	Ebix, Inc.	43,073
34,700	Electronic Arts, Inc. *	1,244,689
850	Envestnet, Inc. *	41,582
2,550	ICG Group, Inc. *	53,244
7,100	Intuit, Inc.	571,763
800	ManTech International Corp - Cl. A	23,616
1,550	Pegasystems, Inc.	32,736
800	QAD, Inc.	17,056

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	SOFTWARE - 4.4% (Continued)
9,990	Take-Two Interactive Software, Inc. *	$ 222,178
2,050	Verint Systems, Inc. *	100,553
		4,408,093
	TELECOMMUNICATIONS - 2.4%
975	Anixter International, Inc.	97,568
4,755	ARRIS Group, Inc. *	154,680
2,600	Aruba Networks, Inc. *	45,552
160	Comtech Telecommunications Corp.	5,973
9,900	Harris Corp.	749,925
1,025	IDT Corp.	17,855
9,075	Inteliquent, Inc.	125,870
11,300	Intelsat SA *	212,892
9,000	Level 3 Communications, Inc. *	395,190
2,420	LogMeIn, Inc. *	112,820
6,800	T-Mobile US, Inc. *	228,616
4,100	Ubiquiti Networks, Inc. *	185,279
4,050	West Corp.	108,540
		2,440,760
	TOYS/GAMES/HOBBIES - 0.3%
6,400	Hasbro, Inc.	339,520

	TRANSPORTATION - 1.3%
6,075	ArcBest Corp.	264,323
2,000	Con-way, Inc.	100,820
575	International Shipholding Corp.	13,179
2,650	Kirby Corp. *	310,421
825	Knight Transportation, Inc.	19,610
4,750	Landstar System, Inc.	304,000
1,800	Old Dominion Freight Line, Inc. *	114,624
6,475	Swift Transportation Co. - Cl. A *	163,364
		1,290,341
	TRUCKING & LEASING - 0.7%
1,700	AMERCO	494,292
3,300	Greenbrier Cos, Inc. *	190,080
		684,372
	WATER - 0.6%
2,125	American States Water Co.	70,614
8,700	American Water Works Co., Inc.	430,215
2,550	California Water Service Group	61,710
1,575	PICO Holdings, Inc. *	37,422
		599,961

	TOTAL COMMON STOCK (Cost - $84,285,167)	100,265,974

See accompanying notes to financial statements

JNF Equity Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
SHORT-TERM INVESTMENTS - 0.6%
MONEY MARKET FUND - 0.6%
553,881	Federated Prime Obligations Fund, to yield 0.02% (Cost - $553,881) **	$ 553,881

	TOTAL INVESTMENTS - 99.6% (Cost - $84,839,048) (a)	$ 100,819,855
	OTHER ASSETS LESS LIABILITIES - NET - 0.4%	444,489
	NET ASSETS - 100.0%	$ 101,264,344

* Non-income producing security.
** Variable rate security, the money market rate shown represents the rate at June 30, 2014.

 (a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $84,872,298 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 16,558,037
	Unrealized depreciation:	(610,480)
	Net unrealized appreciation:	$ 15,947,557

See accompanying notes to financial statements

Dear Shareholders:

We are pleased to present you with the JNF Balanced Portfolio Semi Annual Report for 2014.

The JNF Balanced Portfolio (the “Fund”) returned 5.82% versus the split 70/30 benchmark return of 6.3%.  The equity portion of the fund performed in line with its benchmark, and the fixed income portion slightly underperformed due to the higher quality focus within that portfolio.  The fund has approximately 5% overweight to equities, which helped the portfolio performance this year.  However, the overall performance was slightly behind the benchmark.

Some people in the investment community consider the term “conventional wisdom” to be an oxymoron. So far, many predictions dominating 2014 outlooks have proven to be elusive.  After a positive first quarter start, the larger half of the year-to-date return occurred in the second quarter.  Those who sold in May were disappointed as the Russell 1000 continued its record setting performance, gaining 5.1% for the quarter.  This marks the 8th consecutive quarterly gain.  The open secret that rates will have to move higher was put on hold for at least another quarter as the yield for the 10-year Treasury note ended lower.  Equity trading activity was also disappointing as the slump in volumes left many trading desks busy doing nothing.  Those betting on a certain increase in volatility found the environment to be pretty ugly as the VIX continued its grind lower, hitting a low of 10 during the quarter.  This level hasn’t been reached since early in 2007.  Rebounding economic data after a dismal first quarter provided the necessary encouragement to support the market’s move higher.  Once again, the focus will fall upon second quarter earnings to support the current levels, and to allow investors to gauge managements’ confidence in their guidance for the remainder of 2014.  In the meantime, investors’ confidence in their own predictions continues to grow smaller.

The Equity Team at the Sub-Adviser, Chicago Equity Partners, LLC (“CEP”), based upon a belief that certain fundamental characteristics drive stock performance, seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

The Fixed Income Team at the Sub-Adviser, Chicago Equity Partners, LLC (“CEP”) believes that the role of fixed income is to provide income, stability and to reduce overall portfolio risk.  CEP builds diversified portfolios with an income advantage by purchasing bonds in the high-quality, non-Treasury sectors. The depth and breadth of their research adds value in sector allocation, yield curve positioning and security selection. CEP manages risk by maintaining a narrow duration band, limiting position size and avoiding illiquid and unproven securities.  A disciplined investment process is followed through all market cycles combining quantitative and fundamental research with an experienced portfolio management team.  The key elements of the process include sector allocation, security selection, yield curve positioning/duration management and risk management.

The equity and fixed income teams work together to determine the appropriate balance of equities and fixed income based on the target allocation of 70/30 using a broad set of factors including macro-economic trends, capital market trends, Fed outlook, and relative valuation.

Our research has shown that constructing a well-diversified equity portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and moment expectations built through a disciplined, risk controlled process delivers consistent excess returns.   Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.   We will continue to use our disciplined approach to provide added value at controlled levels of risk.  The fixed income portion of portfolio remains positioned to benefit from spread widening as we are underweight corporate exposure in general and significantly underweight the riskier sectors while emphasizing quality.  The relative duration exposure is also in line with the benchmark which reduces the volatility associated with changing interest rates.  We continue to believe our positioning is prudent, is in-line with our stated objectives, and will benefit our clients.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Balanced Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May, 1 2014 is 1.35% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

JNF Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Portfolio's performance figures* for the six months ended June 30, 2014, as compared to its benchmark:

	Six Months	One Year	Three Year	Five Year	Since Inception**
JNF Balanced Portfolio	5.82%	17.42%	11.55%	14.19%	6.14%
Barclay's Capital US Aggregate Bond Index ***	3.93%	4.37%	3.66%	4.85%	5.07%
Russell 1000 Total Return Index ***	7.27%	25.35%	16.63%	19.25%	6.50%
Blended Benchmark Index ***	6.31%	18.80%	12.80%	15.00%	6.41%

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account.  The total operating expense ratio (including indirect expenses), as stated in the Fund's Prospectus dated May 1, 2014, is 1.35%.  Returns greater than one year are annualized.

** Inception date is May 1, 2007.

*** The Blended Benchmark Index represents a blend of 70% Russell 1000 Total Return Index and 30% Barclay's Capital US Aggregate Bond Index. The Russell 1000 Total Return Index is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index  is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.  Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2014
Holdings by Industry	% of Net Assets
U.S. Government	11.6%
U.S. Government Agencies - Mortgage Backed	7.0%
Oil & Gas	6.7%
Banks	5.9%
Pharmaceuticals	5.3%
Computers	3.9%
Retail	3.8%
U.S. Government Agency	3.6%
Insurance	3.5%
Media	3.0%
Other, Cash & Cash Equivalents	45.7%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio's holdings.

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2014
Shares		Value
	COMMON STOCK - 74.9%
	AEROSPACE & DEFENSE - 1.6%
350	Boeing Co.	$ 44,530
400	General Dynamics Corp.	46,620
700	Lockheed Martin Corp.	112,511
900	Northrop Grumman Corp.	107,667
400	Raytheon Co.	36,900
		348,228
	AGRICULTURE - 2.0%
1,200	Altria Group, Inc.	50,328
3,500	Archer-Daniels-Midland Co.	154,385
300	Bunge Ltd.	22,692
1,850	Lorillard, Inc.	112,794
1,100	Philip Morris International, Inc.	92,741
		432,940
	AIRLINES - 1.0%
600	American Airlines Group, Inc. *	25,776
3,150	Delta Air Lines, Inc.	121,968
2,650	Southwest Airlines Co.	71,179
		218,923
	APPAREL - 0.5%
650	Hanesbrands, Inc.	63,986
400	Michael Kors Holdings Ltd. *	35,460
		99,446
	AUTO PARTS & EQUIPMENT - 0.4%
400	Delphi Automotive PLC	27,496
600	Lear Corp.	53,592
		81,088
	BANKS - 5.7%
1,200	Capital One Financial Corp.	99,120
3,750	Citigroup, Inc.	176,625
2,200	Comerica, Inc.	110,352
850	Goldman Sachs Group, Inc.	142,324
2,690	JPMorgan Chase & Co.	154,998
10,075	KeyCorp	144,375
900	Morgan Stanley	29,097
800	SunTrust Banks, Inc.	32,048
700	SVB Financial Group *	81,634
4,950	Wells Fargo & Co.	260,172
		1,230,745
	BEVERAGES - 1.1%
700	Coca-Cola Enterprises, Inc.	33,446
2,300	Dr Pepper Snapple Group, Inc.	134,734
800	PepsiCo, Inc.	71,472
		239,652

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	BIOTECHNOLOGY - 2.2%
200	Alexion Pharmaceuticals, Inc. *	$ 31,250
100	Biogen Idec, Inc. *	31,531
900	Celgene Corp. *	77,292
3,100	Gilead Sciences, Inc. *	257,021
800	Myriad Genetics, Inc. *	31,136
575	United Therapeutics Corp. *	50,882
		479,112
	BUILDING MATERIALS - 0.2%
400	Lennox International, Inc.	35,828

	CHEMICALS - 2.0%
2,625	Dow Chemical Co.	135,082
800	EI du Pont de Nemours & Co.	52,352
700	LyondellBasell Industries NV	68,355
825	PPG Industries, Inc.	173,374
		429,163
	COMMERCIAL SERVICES - 1.7%
1,200	Apollo Education Group, Inc. *	37,500
1,400	Booz Allen Hamilton Holding Corp. - Cl. A	29,736
2,300	Manpowergroup, Inc.	195,155
400	MasterCard, Inc. - Cl. A	29,388
400	McGraw Hill Financial, Inc.	33,212
1,800	RR Donnelley & Sons Co.	30,528
950	Western Union Co.	16,473
		371,992
	COMPUTERS - 3.8%
300	Accenture PLC - Cl. A	24,252
4,795	Apple, Inc.	445,599
1,975	Computer Sciences Corp.	124,820
4,050	Hewlett-Packard Co.	136,404
900	Lexmark International, Inc.	43,344
400	SanDisk Corp.	41,772
		816,191
	COSMETICS & PERSONAL CARE - 0.7%
400	Colgate-Palmolive Co. *	27,272
1,425	Procter & Gamble Co.	111,991
		139,263
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
1,075	Discover Financial Services	66,628
2,600	E*TRADE Financial Corp. *	55,276
1,000	Lazard Ltd. - Cl. A	51,560
2,425	TD Ameritrade Holding Corp.	76,024
750	Visa, Inc. - Cl. A	158,033
		407,521

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	ELECTRIC - 1.5%
950	Ameren Corp.	$ 38,836
700	Entergy Corp.	57,463
825	Great Plains Energy, Inc.	22,168
800	MDU Resources Group, Inc.	28,080
1,925	NRG Energy, Inc.	71,610
2,700	Public Service Enterprise Group, Inc.	110,133
		328,290
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
400	Emerson Electric Co.	26,544

	ELECTRONICS - 0.7%
425	Garmin Ltd.	25,884
1,400	Gentex Corp	40,726
950	Honeywell International, Inc.	88,302
		154,912
	FOOD - 1.3%
3,125	Kroger Co.	154,469
3,200	Tyson Foods, Inc.	120,128
		274,597
	GAS - 0.6%
1,275	Atmos Energy Corp.	68,085
700	National Fuel Gas Co.	54,810
		122,895
	HAND & MACHINE TOOLS - 0.3%
600	Snap-on, Inc.	71,112

	HEALTHCARE PRODUCTS - 1.5%
600	Becton Dickinson and Co.	70,980
1,700	Covidien PLC	153,306
1,600	Medtronic, Inc.	102,016
		326,302
	HEALTHCARE SERVICES - 1.2%
300	Aetna, Inc.	24,324
900	Cigna Corp.	82,773
1,200	Health Net, Inc. *	49,848
950	WellPoint, Inc.	102,230
		259,175
	HOME FURNISHINGS - 0.4%
250	Harman International Industries, Inc.	26,857
400	Whirlpool Corp.	55,688
		82,545
	HOUSEHOLD PRODUCTS & WARES - 0.6%
600	Avery Dennison Corp.	30,750
725	Kimberly-Clark Corp.	80,634
275	Tupperware Brands Corp.	23,018
		134,402

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	HOUSEWARES - 0.1%
400	Toro Co.	$ 25,440

	INSURANCE - 3.5%
200	ACE Ltd.	20,740
1,800	Allied World Assurance Co. Holdings AG	68,436
500	American Financial Group, Inc.	29,780
900	American International Group, Inc.	49,122
550	Berkshire Hathaway, Inc. *	69,608
700	Everest Re Group Ltd.	112,343
2,600	Lincoln National Corp.	133,744
1,900	MBIA, Inc. *	20,976
700	PartnerRe Ltd.	76,447
1,850	Travelers Cos, Inc.	174,030
		755,226
	INTERNET - 2.6%
2,125	Facebook, Inc. - Cl. A *	142,991
105	Google, Inc. *	60,404
165	Google, Inc. - Cl. A *	96,471
400	Liberty Ventures *	29,520
150	Netflix, Inc. *	66,090
40	Priceline Group, Inc. *	48,120
2,100	VeriSign, Inc. *	102,501
		546,097
	IRON & STEEL - 0.3%
1,000	Steel Dynamics, Inc.	17,950
1,275	United States Steel Corp.	33,201
		51,151
	LEISURE TIME - 0.2%
800	Royal Caribbean Cruises Ltd.	44,480

	LODGING - 0.5%
500	Las Vegas Sands Corp.	38,110
1,400	MGM Resorts International *	36,960
150	Wynn Resorts Ltd.	31,134
		106,204
	MACHINERY-CONSTRUCTION & MINING - 0.4%
800	Caterpillar, Inc.	86,936

	MACHINERY DIVERSIFIED - 0.2%
500	IDEX Corp.	40,370

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	MEDIA - 3.0%
4,300	Cablevision Systems Corp.	$ 75,895
1,325	Comcast Corp.	71,126
1,800	DIRECTV *	153,018
600	DISH Network Corp. *	39,048
850	Time Warner, Inc.	59,713
2,900	Walt Disney Co.	248,646
		647,446
	MINING - 0.2%
2,850	Alcoa, Inc.	42,436

	MISCELLANEOUS MANUFACTURERS - 2.7%
350	3M Co.	50,134
8,175	General Electric Co.	214,839
300	Illinois Tool Works, Inc.	26,268
3,050	ITT Corp.	146,705
3,150	Trinity Industries, Inc.	137,718
		575,664
	MISCELLANEOUS MANUFACTURING - 0.2%
600	Ingersoll-Rand PLC	37,506

	OFFICE & BUSINESS EQUIPMENT - 0.6%
4,500	Pitney Bowes, Inc.	124,290

	OIL & GAS - 6.6%
350	Anadarko Petroleum Corp.	38,314
1,025	Chevron Corp.	133,814
1,900	ConocoPhillips *	162,887
800	EOG Resources, Inc.	93,488
700	EQT Corp.	74,830
4,115	Exxon Mobil Corp. *	414,298
1,300	Helmerich & Payne, Inc.	150,943
300	Hess Corp.	29,667
300	Marathon Petroleum Corp.	23,421
650	Nabors Industries Ltd.	19,091
3,500	Patterson-UTI Energy, Inc.	122,290
900	Phillips 66	72,387
4,900	SandRidge Energy, Inc. *	35,035
800	Valero Energy Corp.	40,080
		1,410,545
	OIL & GAS SERVICES - 0.4%
1,000	Baker Hughes, Inc.	74,450
700	RPC, Inc.	16,443
		90,893
	PACKAGING & CONTAINERS - 0.1%
350	Packaging Corp. of America	25,021

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares		Value
	PHARMACEUTICALS - 5.2%
1,575	AbbVie, Inc.	$ 88,893
1,350	AmerisourceBergen Corp.	98,091
500	Bristol-Myers Squibb Co.	24,255
1,500	Cardinal Health, Inc.	102,840
425	Eli Lilly & Co.	26,422
500	Express Scripts Holding Co. *	34,665
3,680	Johnson & Johnson	385,002
150	McKesson Corp.	27,931
300	Mead Johnson Nutrition Co. - Cl. A	27,951
1,800	Merck & Co., Inc.	104,130
6,658	Pfizer, Inc. *	197,609
		1,117,789
	REITS - 2.3%
6,700	Annaly Capital Management, Inc.	76,581
1,100	CBL & Associates Properties, Inc.	20,900
700	Corrections Corp. of America	22,995
2,300	Hospitality Properties Trust	69,920
1,025	Host Hotels & Resorts, Inc.	22,560
2,700	Omega Healthcare Investors, Inc.	99,522
1,025	Public Storage	175,634
75	Washington Prime Group, Inc. *	1,406
		489,518
	RETAIL - 3.6%
300	Advance Auto Parts, Inc.	40,476
2,500	Best Buy Co., Inc.	77,525
1,025	Big Lots, Inc. *	46,842
900	GameStop Corp. - Cl. A	36,423
1,700	Home Depot, Inc.	137,632
1,600	Lowe's Cos, Inc.	76,784
1,500	Macy's, Inc.	87,030
300	Nu Skin Enterprises, Inc.	22,188
625	TJX Cos, Inc.	33,219
1,500	Wal-Mart Stores, Inc.	112,605
6,500	Wendy's Co.	55,445
500	Yum! Brands, Inc.	40,600
		766,769
	SEMICONDUCTORS - 2.5%
400	Analog Devices, Inc.	21,628
1,100	Applied Materials, Inc.	24,805
1,000	Freescale Semiconductor Ltd. *	23,500
900	Intel Corp.	27,810
2,800	Linear Technology Corp.	131,796
2,825	QUALCOMM, Inc.	223,740
700	Texas Instruments, Inc.	33,453
1,100	Xilinx, Inc.	52,041
		538,773
	SHIPBUILDING - 0.2%
500	Huntington Ingalls Industries, Inc.	47,295

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Shares				Value
	SOFTWARE - 2.9%
1,125	Activision Blizzard, Inc.			$ 25,087
2,700	Electronic Arts, Inc. *			96,849
1,400	Intuit, Inc.			112,742
7,340	Microsoft Corp.			306,078
1,800	Oracle Corp.			72,954
				613,710
	TELECOMMUNICATIONS - 2.2%
500	Amdocs Ltd.			23,165
3,500	AT&T, Inc.			123,760
2,700	Cisco Systems, Inc.			67,095
700	Harris Corp.			53,025
600	Level 3 Communications, Inc. *			26,346
800	T-Mobile US, Inc. *			26,896
2,850	Verizon Communications, Inc.			139,451
				459,738
	TOYS/GAMES/HOBBIES - 0.3%
1,300	Hasbro, Inc.			68,965

	TRANSPORTATION - 0.5%
300	Landstar System, Inc.			19,200
900	Union Pacific Corp.			89,775
				108,975
	TRUCKING & LEASING - 0.2%
150	AMERCO			43,614

	WATER - 0.4%
1,775	American Water Works Co., Inc.			87,774

	TOTAL COMMON STOCK (Cost - $13,739,018)			16,063,491
Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 24.4%
	AGRICULTURE - 0.0%
$ 4,000	Altria Group, Inc.	9.7000	11/10/2018	$ 5,246

	BANKS - 0.2%
15,000	U.S. Bancorp	2.2000	4/25/2019	15,155
20,000	Wells Fargo & Co.	1.2500	7/20/2016	20,183
				35,338
	BEVERAGES - 0.1%
25,000	PepsiCo, Inc.	2.5000	5/10/2016	25,885

	BIOTECHNOLOGY - 0.1%
10,000	Celgene Corp.	2.2500	5/15/2019	10,039

	COMPUTERS - 0.1%
16,000	International Business Machines Corp.	4.0000	6/20/2042	15,439

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Par Value		Coupon Rate (%)	Maturity	Value

	COSMETICS & PERSONAL CARE - 0.0%
$ 10,000	Colgate-Palmolive Co.	1.7500	3/15/2019	$ 9,984

	DIVERSIFIED FINANCIAL SERVICES - 0.3%
20,000	American Express Credit Corp.	2.7500	9/15/2015	20,530
10,000	General Electric Capital Corp.	1.0000	1/8/2016	10,076
10,000	General Electric Capital Corp.	2.9000	1/9/2017	10,467
10,000	General Electric Capital Corp.	6.7500	3/15/2032	13,229
				54,302
	ELECTRIC - 0.2%
10,000	Consolidated Edison Co. of New York, Inc.	6.7500	4/1/2038	13,486
8,000	Dominion Resources, Inc.	4.4500	3/15/2021	8,806
15,000	Georgia Power Co.	5.4000	6/1/2040	17,485
				39,777
	HEALTHCARE PRODUCTS - 0.0%
10,000	Medtronic, Inc.	0.8750	2/27/2017	9,970

	MACHINERY-CONSTRUCTION & MINING - 0.1%
20,000	Caterpillar Financial Services Corp.	1.0000	11/25/2016	20,095

	MEDIA - 0.0%
10,000	Walt Disney Co.	1.3500	8/16/2016	10,135

	OIL & GAS - 0.1%
10,000	ConocoPhillips	4.6000	1/15/2015	10,225
20,000	Exxon Mobil Corp.	0.9210	3/15/2017	20,034
				30,259
	PHARMACEUTICALS - 0.1%
15,000	Pfizer, Inc.	6.2000	3/15/2019	17,825

	PIPELINES - 0.4%
15,000	TransCanada PipeLines Ltd.	3.8000	10/1/2020	16,171
45,000	TransCanada PipeLines Ltd.	4.8750	1/15/2015	46,097
10,000	TransCanada PipeLines Ltd.	7.1250	1/15/2019	12,185
				74,453
	RETAIL - 0.2%
10,000	McDonald's Corp.	6.3000	10/15/2037	12,967
15,000	Wal-Mart Stores, Inc.	6.5000	8/15/2037	20,004
				32,971
	TELECOMMUNICATIONS - 0.2%
25,000	Verizon Communications, Inc.	2.5000	9/15/2016	25,782
25,000	Verizon Communications, Inc.	3.0000	4/1/2016	25,930
				51,712
	TRANSPORTATION - 0.1%
10,000	Burlington Northern Santa Fe LLC	4.7000	10/1/2019	11,320
15,000	United Parcel Service, Inc.	6.2000	1/15/2038	19,605
				30,925

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Par Value		Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT - 11.6%
$ 100,000	United States Treasury Note	0.2500	2/29/2016	$ 99,910
470,000	United States Treasury Note	0.6250	8/31/2017	464,915
275,000	United States Treasury Note	0.7500	12/31/2017	271,552
170,000	United States Treasury Note	0.7500	3/31/2018	167,045
180,000	United States Treasury Note	0.8750	4/15/2017	180,450
150,000	United States Treasury Note	1.7500	5/15/2022	144,410
180,000	United States Treasury Note	2.5000	5/15/2024	179,761
150,000	United States Treasury Note	2.5000	8/15/2023	150,914
115,000	United States Treasury Note	2.6250	8/15/2020	119,708
135,000	United States Treasury Note	2.7500	8/15/2042	120,772
250,000	United States Treasury Note	3.1250	5/15/2021	266,953
115,000	United States Treasury Note	3.5000	2/15/2039	120,031
155,000	United States Treasury Note	4.7500	2/15/2041	196,983
				2,483,404
	U.S. GOVERNMENT AGENCY - 3.6%
130,000	Federal Home Loan Banks	5.3750	5/18/2016	141,970
50,000	Federal Home Loan Mortgage Corp.	0.3750	12/21/2015	50,065
165,000	Federal Home Loan Mortgage Corp.	3.7500	3/27/2019	181,416
120,000	Federal National Mortgage Association	5.0000	5/11/2017	133,968
125,000	Federal National Mortgage Association	5.3750	7/15/2016	137,295
110,000	Federal National Mortgage Association	5.3750	6/12/2017	124,312
				769,026
	U.S. GOVERNMENT AGENCIES - MORTGAGE BACKED - 7.0%
42,096	Federal Home Loan Mortgage Corp.	3.5000	3/1/2042	43,339
77,526	Federal Home Loan Mortgage Corp.	4.5000	11/1/2039	83,969
3,203	Federal Home Loan Mortgage Corp.	5.5000	9/1/2036	3,573
27,713	Federal National Mortgage Association	2.5000	7/1/2028	28,168
71,639	Federal National Mortgage Association	2.5000	4/1/2028	72,889
77,098	Federal National Mortgage Association	3.0000	7/1/2043	76,167
93,475	Federal National Mortgage Association	3.0000	2/1/2043	92,480
93,405	Federal National Mortgage Association	3.0000	3/1/2042	92,411
66,843	Federal National Mortgage Association	3.0000	1/1/2029	69,390
84,843	Federal National Mortgage Association	3.5000	5/1/2044	87,349
58,150	Federal National Mortgage Association	3.5000	10/1/2043	59,867
49,023	Federal National Mortgage Association	3.5000	4/1/2042	50,557
56,376	Federal National Mortgage Association	3.5000	12/1/2041	58,141
45,106	Federal National Mortgage Association	3.5000	9/1/2026	47,876
129,661	Federal National Mortgage Association	4.0000	5/1/2044	137,588
33,961	Federal National Mortgage Association	4.0000	12/1/2041	36,131
38,206	Federal National Mortgage Association	4.0000	2/1/2041	40,616
16,336	Federal National Mortgage Association	4.0000	11/1/2040	17,366
38,726	Federal National Mortgage Association	4.0000	10/1/2040	41,168
18,825	Federal National Mortgage Association	4.0000	7/1/2025	20,174
6,995	Federal National Mortgage Association	4.0000	2/1/2025	7,481
27,173	Federal National Mortgage Association	4.5000	5/1/2041	29,456
39,300	Federal National Mortgage Association	4.5000	6/1/2040	42,607

See accompanying notes to financial statements

JNF Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2014
Par Value		Coupon Rate (%)	Maturity	Value
	U.S. GOVERNMENT AGENCIES - MORTGAGE BACKED - 7.0% (cont.)
$ 23,995	Federal National Mortgage Association	4.5000	11/1/2039	$ 26,005
21,664	Federal National Mortgage Association	4.5000	3/1/2039	23,479
3,615	Federal National Mortgage Association	4.5000	9/1/2035	3,918
47,036	Federal National Mortgage Association	5.0000	8/1/2041	52,299
33,027	Federal National Mortgage Association	5.0000	6/1/2040	36,742
30,927	Federal National Mortgage Association	5.0000	2/1/2036	34,405
2,414	Federal National Mortgage Association	5.0000	10/1/2035	2,686
27,419	Federal National Mortgage Association	5.0000	5/1/2035	30,523
16,156	Federal National Mortgage Association	5.5000	12/1/2039	18,078
23,671	Federal National Mortgage Association	5.5000	11/1/2035	26,570
888	Federal National Mortgage Association	7.0000	6/1/2029	1,038
				1,494,506

	TOTAL BONDS & NOTES (Cost - $5,169,787)			5,221,291
Shares
	SHORT-TERM INVESTMENTS - 0.8%
	MONEY MARKET FUND - 0.8%
174,148	Federated Prime Obligations Fund, to yield 0.02% (Cost - $174,148) **			174,148

	TOTAL INVESTMENTS - 100.1% (Cost - $19,082,953) (a)			$ 21,458,930
	OTHER ASSETS LESS LIABILITIES - NET - (0.1) %			(20,066)
	NET ASSETS - 100.0%			$ 21,438,864

* Non-income producing security.
** Variable rate security, the money market rate shown represents the rate at June 30, 2014.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $19,101,851 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:		$ 2,490,739
		Unrealized depreciation:		(133,660)
		Net unrealized appreciation:		$ 2,357,079

See accompanying notes to financial statements

Dear Shareholders:

We are pleased to present you with the JNF SSgA Retirement Income Portfolio Semi Annual Report for 2014.

The JNF SSgA Retirement Income Portfolio (the “Fund”) returned 5.20% for the period (inception on March 5, 2014 to June 30, 2014), versus 2.55% for its benchmark, the Barclay’s Very Liquid High Yield index.

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh US winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The US Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank and the Bank of Japan, the US dollar struggled during the quarter, and agricultural commodities led resource prices higher. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

Most equity benchmarks endured an acid test from late January into early February, when a key Chinese manufacturing indicator missed expectations and spurred fresh disarray across the emerging markets. As volatility surged, a similarly disappointing read on US manufacturing exacerbated slowdown fears and drove many equity averages to their 2014 lows in early February. But even a modest widening in credit spreads pulled in fresh money, and news of a sizeable jump in US household employment during January helped share prices mount a vigorous rebound. Confidence built further as Janet Yellen, newly appointed chair of the US Federal Reserve, offered reassuring testimony on policy continuity. Not to be outdone, Mario Draghi of the European Central Bank and Mark Carney of the Bank of England reiterated their own accommodative language, allowing several equity indexes to regain positive year-to-date territory before February was through. March nonetheless opened with a whirlwind, as Russia established military control on the Crimean peninsula. Amid escalating fears that a broader invasion of Ukraine might be imminent, gold and oil prices surged to multi-month highs, and global equity benchmarks began a fifth consecutive month with a daily loss. But buoyant share prices regained their composure quickly when Russian rhetoric took a more measured tone, and the MSCI World Index of developed equity markets climbed to a new record on March 6th after the European Central Bank kept policy unchanged and upped its forecast for 2014 growth. Sentiment deteriorated soon thereafter when a bond default in China unleashed a plunge in copper prices, and equities traded nervously in advance of a March 16 Crimean referendum. Investors still had to contend with Janet Yellen’s inadvertent indication of an initial US rate hike six months after the cessation of asset purchases.

Fixed income markets opened 2014 on a firm note, and the improvement was sustained enough that most bonds delivered solidly positive returns for the first quarter as a whole. Despite the start of the tapering process by the US Federal Reserve, government bonds provided leadership in January, as soft employment figures in the US and weak manufacturing readings in China emerged as unexpected blemishes on a rosier growth outlook for the year ahead. A brisk equity rebound in February led government yields to pause in their newly lower range, but credit spreads narrowed steadily, giving an added boost to corporate bonds. Fixed income ended February on a strong note, as Ukraine’s president fled the country and investors awaited greater clarity on who would fill the power vacuum. Nevertheless, even after the Russian military entered Crimea in early March, financial conditions betrayed little concern, and government bond yields started to creep higher again. Solid data on US employment for February boosted intermediate yields the most, but lingering jitters over Ukraine prevented more aggressive selling of bonds, particularly after Japan reported fourth-quarter GDP growth that was lower than expected. Bonds weakened once more in the wake of the March meeting of the US Federal Open Market Committee, as members on average brought forward their expectations on the timing of a first rate hike. But the closer proximity of tighter policy had much less impact on longer bonds, which might even benefit if rising rates wind up crimping economic growth and lowering inflation. The net result was a mixed month for bonds during March, but with a distinct tendency to flatter yield curves. For the first quarter as a whole, a combination of tighter credit spreads and lower government yields, especially at the long end, produced healthy fixed income returns.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan.

Happily, the second half of April brought a vigorous rebound in equities. Varied economic outlooks led Yellen to espouse dovish flexibility in a New York City speech, while her European Central Bank counterpart admitted that concern with the resilient euro might prompt him to pursue additional stimulus. The supportive rhetoric dovetailed nicely with the arrival of first-quarter earnings reports, which tended to show solid outperformance of expectations, particularly in the US. At the same time, continued erosion of bond yields made the relative valuation proposition for equities all the more attractive.

Moreover, while equity markets dipped and then recovered in April, it was a steadier and more profitable ride for fixed income. Bond prices climbed in the first half of the month as investors harbored doubts about how briskly economic activity would progress during 2014. Given the uncertain economic outlook, bond yields found plenty of additional incentive to retreat to new 2014 lows as equities faltered. More impressive yet was the resilience of debt prices as equities mounted their rebound during the second half of April. And the strength extended well beyond the natural narrowing of corporate bond spreads that was fostered by rallying share prices. Concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns and the prevalence of declining yields outside the US provided additional incentive to buyers of US debt on relative valuation grounds. Furthermore, the still steep US term structure reminded investors that duration risk would provide ample reward if the Federal Reserve remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

Equity markets were generally calm in the early part of May as investors looked past mixed economic news and focused on the M&A deals being announced across a variety of industries. Bond yields traded in a tight range until the middle of the month. Equities rallied through the end of May and bonds sold off slightly.

Markets followed through in June after the ECB announced changes that were widely anticipated.  The overnight rate was cut to -10 basis points and the ECB cut its main financing rate to 15 basis points. Later in June, equities began to move lower on news that a previously little known group called the Islamic State of Iraq and Syria, ISIS, threatens to take over Baghdad. While the oil production in southern Iraq is not at risk, the headline alone does create concern. Bank of England Governor Mark Carney said that the BOE may raise rates sooner than expected but then less than a week later reverses course and implies that rate hikes might not happen until 2Q2015. In maybe the most unexpected news of all, Eric Cantor lost a primary election to David Brat, a favorite of the Tea Party. While Cantor’s loss may not have direct market implications, it is a shot across the bow for center leaning Republicans in this fall’s mid-term elections and most likely stalls any further action from Congress this summer. Janet Yellen and the FOMC announced no change to rates or the Taper on June 18th.  Markets in the US generally took it in stride and traded up small on the news.  International developed equity markets rose to record highs while gold rose the most since September of last year and the dollar generally weakened.

Throughout the period, our quantitative models designed to forecast both market risks and returns continued to suggest a favorable environment for stock investment over bonds.  As a result, the portfolio was positioned to take advantage of these conditions. The fund benefited positively from asset allocation decisions, but was hurt modestly by performance over the underlying ETFs relative to their benchmark. Underweighting intermediate government and corporate bonds vis-à-vis longer duration and equity securities provided the most benefit overall.  An overweight to REITs also proved beneficial, as relative yields continued to boost the attractiveness of that asset class.  This was somewhat offset by our underweight to emerging market equities, as they posted strong returns over the 2nd quarter. Additionally, our cash position provided some drag to the portfolio’s total performance.

Looking ahead, we continue to favor equities versus fixed income.  In support of this view, our quantitative models designed to forecast both market risks and returns continue to suggest a favorable environment for stock investment over bonds.  Corporate earnings remain solid and valuations look reasonable within developed markets although P/E multiples in the US and Europe have broken through their post-1987 averages. Valuations for emerging market equities are below long term historical averages yet concern persists about future growth in a post “Taper” world. Global fixed income yields remain low and credit spreads are tight relative to historical norms. Spreads appear to be tight in part due to a favorable economic outlook, heightened central bank involvement and a subsequent reach for yield by investors.

Within equities, we remain overweight developed market equities and REITs relative to emerging market equities. Further, we continue to maintain positions in U.S. equity sector ETFs in those areas where we see attractive valuations.  Within fixed income, underweights in high yield, government and inflation protected bonds are being partially offset by overweight positions in investment grade corporate bonds.  Given that both the equity and bond rallies may be reaching a near term exhaustion point, we have started to raise a small overweight to cash.  Lastly, the portfolio’s volatility overlay for both equity and fixed income remain well below levels that would suggest any kind of risk adjustment.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF SSgA Retirement Income Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 3, 2014 is 1.35%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

JNF SSgA Retirement Income Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2014

The Portfolio's performance figures* for the six months ended June 30, 2014, as compared to its benchmark:

		Since Inception**
JNF SSgA Retirement Income Portfolio		5.20%
Barclays U.S. High Yield Very Liquid Index ***		2.55%

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account.    The total operating expense ratio (including indirect expenses), as stated in the Fund's Prospectus dated March 3, 2014, is 1.35%.

** Inception date is March 5, 2014.

*** The Barclays U.S. High Yield Very Liquid Index (VLI) is a more liquid version of the U.S. High Yield Index that covers USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Investors cannot invest directly in an index.

Portfolio Composition as of June 30, 2014
Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	96.9%
Short-Term Investments	18.7%
Other Assets Less Liabilities - Net	(15.6)%
	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio's holdings.

JNF SSgA Retirement Income Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2014
Shares		Value
	EXCHANGE TRADED FUNDS - 96.9%
	ASSET ALLOCATION FUND - 2.4%
1,870	SPDR Barclays Convertible Securities ETF	$ 94,435

	DEBT FUNDS - 40.1%
5,167	SPDR Wells Fargo Preferred Stock ETF	225,540
3,594	SPDR Barclays Emerging Markets Local Bond ETF	112,205
2,248	SPDR Barclays High Yield Bond ETF	93,809
3,260	SPDR Barclays Intermediate Term Corporate Bond ETF	112,340
662	SPDR Barclays Intermediate Term Treasury ETF	39,521
11,509	SPDR Barclays Long Term Corporate Bond ETF	467,265
5,665	SPDR Barclays Long Term Treasury ETF	375,589
2,281	SPDR Barclays TIPS ETF	130,793
		1,557,062
	EQUITY FUNDS - 54.4%
3,750	SPDR S&P Emerging Markets Dividend ETF	150,337
8,094	SPDR S&P International Dividend ETF	415,222
5,453	SPDR Dow Jones REIT ETF	452,599
1,300	SPDR EURO STOXX 50 ETF	56,251
7,652	SPDR S&P Dividend ETF	586,067
5,746	SPDR STOXX Europe 50 ETF	226,220
1,233	SPDR Health Care Select Sector Fund	75,003
1,383	SPDR Industrial Select Sector Fund	74,765
1,968	SPDR Technology Select Sector Fund	75,473
		2,111,937

	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,681,350)	3,763,434

	SHORT-TERM INVESTMENTS - 18.7%
	MONEY MARKET FUND - 18.7%
728,039	Federated Prime Obligations Fund, to yield 0.02% (Cost - $728,039) *	728,039

	TOTAL INVESTMENTS - 115.6% (Cost - $4,409,389) (a)	$ 4,491,473
	OTHER ASSETS LESS LIABILITIES - NET - (15.6) %	(607,686)
	NET ASSETS - 100.0%	$ 3,883,787

* Variable rate security, the money market rate shown represents the rate at June 30, 2014.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,409,389 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:	$ 85,642
	Unrealized depreciation:	(3,558)
	Net unrealized appreciation:	$ 82,084

See accompanying notes to financial statements

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2014

	JNF Equity	JNF Balanced	JNF SSgA Retirement
	Portfolio	Portfolio	Income Portfolio

ASSETS
Investments, at cost	$ 84,839,048	$ 19,082,953	$ 4,409,389
Investments in securities, at value	$ 100,819,855	$ 21,458,930	$ 4,491,473
Due from Advisor	-	-	15,779
Receivable for securities sold	3,979,489	-	-
Dividends and interest receivable	114,763	44,204	12,692
Receivable for fund shares sold	-	-	75,588
Prepaid expenses and other assets	20,723	3,948	13,134
TOTAL ASSETS	104,934,830	21,507,082	4,608,666

LIABILITIES
Payable for portfolio shares redeemed	128,547	35,023	-
Payable for securities purchased	3,429,775	-	698,035
Investment advisory fees payable	55,201	10,853	-
Distribution (12b-1) fees payable	21,236	4,541	704
Fees payable to other affiliates	22,553	1,584	5,955
Accrued expenses and other liabilities	13,174	16,217	20,185
TOTAL LIABILITIES	3,670,486	68,218	724,879

NET ASSETS	$ 101,264,344	$ 21,438,864	$ 3,883,787

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$ 83,659,587	$ 17,225,812	$ 3,755,134
Undistributed net investment income	664,862	75,296	31,211
Accumulated net realized gain on investments	959,088	1,761,779	15,358
Net unrealized appreciation on investments	15,980,807	2,375,977	82,084
NET ASSETS	$ 101,264,344	$ 21,438,864	$ 3,883,787

Shares of Beneficial Interest Outstanding	2,938,960	980,312	369,102
Net Asset Value (Net Assets/Shares of Beneficial Interest)/Offering & Redemption Price per share	$ 34.46	$ 21.87	$ 10.52

See accompanying notes to financial statements

JNF Portfolios
STATEMENTS OF OPERATIONS (Unaudited)
For the Period Ended June 30, 2014

	JNF Equity	JNF Balanced	JNF SSgA Retirement
	Portfolio	Portfolio	Income Portfolio (1)

INVESTMENT INCOME:
Dividends	$ 826,880	$ 154,889	$ 39,250
Interest	58	56,258	11
TOTAL INVESTMENT INCOME	826,938	211,147	39,261

EXPENSES:
Investment advisory fees	315,819	66,896	4,058
Distribution (12b-1) fees	121,469	25,729	2,029
Administration service fees	87,361	27,168	4,785
Professional fees	6,460	2,392	14,715
Compliance officer fees	8,809	1,305	2,891
Printing and postage expense	3,896	2,095	6,325
Custodian fees	4,897	3,600	3,445
Insurance expenses	1,768	428	546
Trustees' fees and expenses	2,562	1,892	3,323
Other expenses	286	192	965
TOTAL EXPENSES	553,327	131,697	43,082

Less: Fees waived by the Advisor - net	-	(3,036)	(35,032)
NET EXPENSES	553,327	128,661	8,050

NET INVESTMENT INCOME	273,611	82,486	31,211

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment transactions	8,621,551	549,022	15,358
Net change in unrealized appreciation (depreciation)
on investment transactions	(2,574,115)	554,363	82,084

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS	6,047,436	1,103,385	97,442

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$ 6,321,047	$ 1,185,871	$ 128,653

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

See accompanying notes to financial statements

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF Equity Portfolio		JNF Balanced Portfolio
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,
	2014	2013	2014	2013
FROM OPERATIONS	(Unaudited)		(Unaudited)
Net investment income	$ 273,611	$ 372,829	$ 82,486	$ 153,515
Net realized gain on investments	8,621,551	16,434,022	549,022	3,260,792
Net change in unrealized appreciation (depreciation)
on investments	(2,574,115)	10,589,939	554,363	146,313
Net Increase in Net Assets
Resulting From Operations	6,321,047	27,396,790	1,185,871	3,560,620

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	-	(789,151)	(84,075)	(159,906)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	457,430	1,933,657	893,132	514,644
Reinvestment of dividends and distributions	-	789,151	84,075	159,906
Cost of shares redeemed	(3,722,437)	(11,389,321)	(1,084,392)	(2,773,678)
Net Decrease in Net Assets From Share
Transactions of Beneficial Interest	(3,265,007)	(8,666,513)	(107,185)	(2,099,128)

TOTAL INCREASE IN NET ASSETS	3,056,040	17,941,126	994,611	1,301,586

NET ASSETS
Beginning of period	98,208,304	80,267,178	20,444,253	19,142,667
End of period*	$ 101,264,344	$ 98,208,304	$ 21,438,864	$ 20,444,253
* Includes undistributed net investment income of	$ 664,862	$ 391,251	$ 75,296	$ 76,885

SHARES ACTIVITY
Shares Sold	13,891	66,854	42,332	26,021
Shares Reinvested	-	26,482	3,921	8,236
Shares Redeemed	(113,965)	(407,823)	(51,433)	(144,972)
Net Decrease in Shares of Beneficial Interest Outstanding	(100,074)	(314,487)	(5,180)	(110,715)

See accompanying notes to financial statements

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

JNF SSgA Retirement Income Portfolio
Period Ended
June 30,
2014 (1)
(Unaudited)
FROM OPERATIONS
Net investment income	$ 31,211
Net realized gain on investments	15,358
Net change in unrealized appreciation (depreciation) on investments	82,084
Net Increase in Net Assets Resulting From Operations	128,653

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,384,324
Cost of shares redeemed	(629,190)
Net Increase in Net Assets From Share
Transactions of Beneficial Interest	3,755,134

TOTAL INCREASE IN NET ASSETS	3,883,787

NET ASSETS
Beginning of period	-
End of period*	$ 3,883,787
* Includes undistributed net investment income of	$ 31,211

SHARES ACTIVITY
Shares Sold	429,612
Shares Redeemed	(60,510)
Net Increase in Shares of Beneficial Interest Outstanding	369,102

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

See accompanying notes to financial statements

JNF Portfolios
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	JNF Equity Portfolio
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net asset value, beginning of period	$ 32.32		$ 23.94	$ 20.60	$ 20.56	$ 16.44	$ 12.30
Activity from investment operations:
Net investment income (1)	0.09		0.12	0.22	0.09	0.15	0.12
Net realized and unrealized gain
on investments	2.05		8.52	3.23	0.12	4.11	4.16
Total from investment operations	2.14		8.64	3.45	0.21	4.26	4.28

Less distributions from:
Net investment income	-		0.26	(0.11)	(0.17)	(0.14)	(0.14)

Net asset value, end of period	$ 34.46		$ 32.32	$ 23.94	$ 20.60	$ 20.56	$ 16.44

Total return (2)	6.62%		36.18%	16.76%	1.06%	26.02%	35.03%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 101,264		$ 98,208	$ 80,267	$ 78,661	$ 88,218	$ 77,893

Ratios of expenses to average net assets	1.14%	(3)	1.17%	1.19%	1.15%	1.16%	1.14%

Ratios of expenses to average
net assets before waivers	1.14%	(3)	1.17%	1.19%	1.15%	1.16%	1.18%

Ratios of net investment income
to average net assets	0.56%	(3)	0.42%	0.97%	0.45%	0.81%	0.92%

Ratios of net investment income to
average net assets before waiver	0.56%	(3)	0.42%	0.97%	0.45%	0.81%	0.88%

Portfolio turnover rate	61%	(4)	125%	122%	123%	123%	122%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3) Annualized.
(4) Not annualized.

See accompanying notes to financial statements

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	JNF Balanced Portfolio
	Six Months Ended		Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net asset value, beginning of period	$ 20.75		$ 17.46	$ 15.98	$ 15.27	$ 13.86	$ 11.58
Activity from investment operations:
Net investment income (1)	0.08		0.15	0.19	0.19	0.20	0.22
Net realized and unrealized gain
on investments	1.13		3.30	1.50	0.72	1.41	2.28
Total from investment operations	1.21		3.45	1.69	0.91	1.61	2.50

Less distributions from:
Net investment income	(0.09)		(0.16)	(0.21)	(0.20)	(0.20)	(0.22)

Net asset value, end of period	$ 21.87		$ 20.75	$ 17.46	$ 15.98	$ 15.27	$ 13.86

Total return (2)	5.82%		19.80%	10.60%	6.01%	11.74%	21.85%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 21,439		$ 20,444	$ 19,143	$ 20,064	$ 21,293	$ 22,874

Ratios of expenses to average net assets	1.25%	(3)	1.25%	1.25%	1.23%	1.18%	1.14%

Ratios of expenses to average net
assets before waivers	1.28%	(3)	1.35%	1.40%	1.36%	1.35%	1.31%

Ratios of net investment income
to average net assets	0.80%	(3)	0.78%	1.13%	1.21%	1.40%	1.80%

Ratios of net investment income to
average net assets before waiver	0.77%	(3)	0.68%	0.98%	1.08%	1.24%	1.62%

Portfolio turnover rate	40%	(4)	106%	77%	103%	79%	109%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3) Annualized.
(4) Not annualized.

See accompanying notes to financial statements

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

JNF SSgA Retirement Income Portfolio
Period Ended
June 30,
2014 (1)
(Unaudited)
Net asset value, beginning of period	$ 10.00
Activity from investment operations:
Net investment income (2)	0.13
Net realized and unrealized gain on investments	0.39
Total from investment operations	0.52

Net asset value, end of period	$ 10.52

Total return (3)	5.20%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 3,884

Ratios of expenses to average net assets (4)	1.00%

Ratios of expenses to average net assets before waivers (4)	5.35%

Ratios of net investment income to average net assets (4)	3.88%

Ratios of net investment income (loss) to average net assets before waiver (4)	(0.47)%

Portfolio turnover rate (5)	34%

(1) The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4) Annualized.
(5) Not annualized.

See accompanying notes to financial statements

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2014

1.

ORGANIZATION

The JNF Equity Portfolio (the “Equity Portfolio”), the JNF Balanced Portfolio (the “Balanced Portfolio”) and JNF SSgA Retirement Income Portfolio  (the “SSgA Retirement Income Portfolio”) (collectively, the “Portfolios”) are diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including JNF Advisors, Inc.’s (the “Advisor”) affiliate, Jefferson National Life Insurance Company.  The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts.  Jefferson National Life Insurance Company separate accounts own 100% of the shares offered by each Portfolio.  The SSgA Retirement Income Portfolio commenced operations on March 5, 2014.  The investment objective of each Portfolio is as follows:

Portfolio

Primary Objective

Equity Portfolio

Total return consistent with preservation of capital and a prudent level of risk.

Balanced Portfolio

Total return consistent with preservation of capital and a prudent level of risk.

SSgA Retirement Income

Total return while attempting to reduce portfolio volatility over a full

    Portfolio

market cycle.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities and other assets held by the Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2014

security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014, for the Portfolios’ investments measured at fair value:

Equity Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 100,265,974	$ -	$ -	$ 100,265,974
Money Market Funds	553,881	-	-	553,881
Total	$ 100,819,855	$ -	$ -	$ 100,819,855

Balanced Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 16,063,491	$ -	$ -	$ 16,063,491
Bonds & Notes	-	5,221,291	-	5,221,291
Money Market Funds	174,148	-	-	174,148
Total	$ 16,237,639	$ 5,221,291	$ -	$ 21,458,930

SSgA Retirement Income Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 3,763,434	$ -	$ -	$ 3,763,434
Money Market Funds	728,039	-	-	728,039
Total	$ 4,491,473	$ -	$ -	$ 4,491,473

The Portfolios did not hold any Level 3 securities during the period.  There were no transfers into or out of Level 1 & Level 2 during the period.  It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

* Refer to the Portfolios of Investments for industry classification.

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively.  Dividend income is recorded on the ex-dividend date.  Interest income is recognized on an accrual basis.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2014

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s investment income and capital gain declaration policy:

Portfolio

           Income Dividends

    Capital Gains

Equity Portfolio

Annually

    Annually

Balanced Portfolio

Quarterly

    Annually

SSgA Retirement Income Portfolio

Annually

    Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 - 2013), or expected to be taken in the Portfolios’ 2014 tax returns. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.  During the year, the Portfolios did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.  The Portfolios identify the major tax jurisdictions as U.S. Federal and Nebraska State.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2014

Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that Portfolio.  Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the period ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio	Purchases	Sales
Equity Portfolio	$ 59,559,381	$ 62,743,146
Balanced Portfolio	8,109,045	8,164,006
SSgA Retirement Income Portfolio	4,626,316	960,324

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

JNF Advisors, Inc. serves as the Portfolios’ investment advisor.  Chicago Equity Partners, LLC (“Chicago Equity”) serves as the sub-advisor for the Equity Portfolio and Balanced Portfolio.  The sub-advisor for the SSgA Retirement Income Portfolio is SSgA Funds Management, Inc. (“SSgA FM”).

Pursuant to an investment advisory agreement with the Trust, on behalf of each Portfolio (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of each sub-advisor, and the administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, each Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.65% of the Equity and Balanced Portfolio’s and 0.50% of the SSgA Retirement Income Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays Chicago Equity a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.30% of the Equity Portfolio’s and 0.27% of the Balanced Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays SSgA FM a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the an rate of 0.25% of the SSgA Retirement Income Portfolio’s average daily net assets.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2014

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2015, to waive a portion of its management fee and has agreed to reimburse each of the Equity and Balanced Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) do not exceed 1.25% per annum of the Equity Portfolio’s and the Balanced Portfolio’s average daily net assets and 1.00% of the SSgA Retirement Income Portfolio’s average daily net assets.

During the period ended June 30, 2014 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio

Waiver/Reimbursement

Equity Portfolio

            $         0

Balanced Portfolio

                3,036

SSgA Retirement Income Portfolio

              35,032

The Advisor had expense caps in place to limit Portfolio expenses to 1.25% each of the Equity and Balanced Portfolio’s average daily net assets after April 30, 2011, and 1.20% of each Portfolio’s average daily net assets from April 30, 2010 to April 30, 2011.  If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the relevant Portfolio and its shareholders.

As of the year ended December 31, 2013, the Advisor has the following waived expenses that may be recovered no later than the dates indicated:

Portfolio	December 31, 2014	December 31, 2015	December 31, 2016	Total
Balanced Portfolio	$ 26,465	$ 31,218	$ 19,459	$ 77,142

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2014

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans ("12b-1 Plan" or "Plan").  The Plan provides that a monthly distribution and service fee is calculated by each of the Equity, Balanced and SSgA Retirement Income Portfolio’s at an annual rate of 0.25% of its average daily net assets.  Pursuant to the Plan, each of these Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides, for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs.  During the period ended June 30, 2014, the Equity, Balanced and SSgA Retirement Income Portfolios accrued $121,469, $25,729 and $2,029, respectively, pursuant in distribution and service fees under the Plan.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), each Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio.  Fees for which are classified as “Administration Service Fees” on the Statement of Operations, GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolio.  A Trustee and certain officers of the Portfolios are also officers of GFS.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Portfolios.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	For the year ended December 31, 2013				For the year ended December 31, 2012
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
Equity Portfolio	$ 789,151	$ -	$ -	$ 789,151	$ 386,701	$ -	$ -	$ 386,701
Balanced Portfolio	159,906	-	-	159,906	246,411	-	-	246,411

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Equity Portfolio	$ 391,251	$ -	$ (7,628,960)	$ -	$ -	$ 18,521,419	$ 11,283,710
Balanced Portfolio	76,384	1,232,105	-	-	-	1,802,767	3,111,256

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

June 30, 2014

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and return of capital distributions from C-Corporations.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Portfolios.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At December 31, 2013, the Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Total	Expiration
Equity Portfolio	$ 7,628,960	2017
Balanced Portfolio	-

Permanent book and tax differences primarily attributable to differences in book/tax treatment of paydown gain/(loss), tax adjustments for passive foreign investment companies and return of capital distributions from C-Corporations resulted in reclassification for the year ended December 31, 2013 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Equity Portfolio	$ -	$ 21,577	$ (21,577)
Balanced Portfolio	-	27,851	(27,851)

6. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

June 30, 2014

As a Portfolio shareholder, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014 through June 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

		Actual		Hypothetical (5% return before expenses)
Portfolio’s Annualized Expense Ratio	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During Period*	Ending Account Value 1/1/14	Expenses Paid During Period
JNF Equity Portfolio	1.14%	$1,000.00	$1,066.20	$ 5.84	$1,019.14	$ 5.71
JNF Balanced Portfolio	1.25%	$1,000.00	$1,058.20	$ 6.38	$1,018.60	$ 6.26

*Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365) for the Equity and Balanced Portfolios.

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)(Continued)

June 30, 2014

		Actual		Hypothetical (5% return before expenses)
Portfolio’s Annualized Expense Ratio	Beginning Account Value 3/5/14	Ending Account Value 6/30/14	Expenses Paid During Period*	Ending Account Value 1/1/14	Expenses Paid During Period
JNF SSgA Retirement Income Portfolio	1.00%	$1,000.00	$1,052.00	$ 3.32	$1,019.84	$ 3.26

**Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (118) divided by the number of days in the fiscal year (365) for the JNF SSgA Retirement Income Portfolio.

***Hypothetical Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365) for the JNF SSgA Retirement Income Portfolio.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

Balanced Portfolio & Equity Portfolio*  – Advisor: JNF Advisors, Inc.

In connection with the regular meeting held on December 10-11, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between JNF Advisors, Inc. (“JNF”) and the Trust, with respect to the JNF Equity Portfolio (“Equity Portfolio”) and the JNF Balanced Portfolio (“Balanced Portfolio”) (collectively the “Portfolios”).  The Trustees also considered the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between JNF and Chicago Equity Partners, LLC (“Chicago Equity”) with respect to the Portfolios.  In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Nature, Extent and Quality of Services.  The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Portfolios and expressed their satisfaction with JNF’s experience with legal, compliance, financial reporting, business development and operations.  The Trustees acknowledged the additional staffing resources JNF assigned to provide more robust oversight and services to the Portfolios.  The Trustees noted that JNF provides supervision of all aspects of the activity of the sub-advisor, Chicago Equity, on a consistent basis to ensure compliance with each Portfolio’s investment strategy and regulations, and to monitor performance. The Trustees noted that no material compliance or litigation issues over the past 12 months have been reported by JNF. The Trustees concluded that JNF has a robust organization and infrastructure and looks favorably upon the addition of oversight resources devoted to the Portfolios and sub-advisor, showing a commitment to providing a high level of service to the Portfolios for the benefit of their shareholders.

Performance.

Balanced Portfolio.  The Trustees then evaluated the performance of the Balanced Portfolio, noting that the Portfolio slightly outperformed its peer group over the 1-year period while trailing its Morningstar category averages and blended benchmark over the same period, but the Portfolio outperformed each metric over the 5-year and since inception periods. The Trustees noted that the Balanced Portfolio had a high correlation to the blended benchmark, and it appeared that risk management strategies were being successfully employed. The Trustees concluded that the Portfolio’s returns were satisfactory and JNF performed well in monitoring and evaluating Chicago Equity.

Equity Portfolio.  The Trustees then evaluated the performance of the Equity Portfolio, noting that the Portfolio outperformed its peer group and Morningstar category averages, as well as the Russell Midcap Index, over the 1-year and 5-year periods, but slightly underperformed each metric since inception. The Trustees concluded that the Portfolio’s returns were satisfactory and JNF performed well in monitoring and evaluating Chicago Equity.

Fees & Expenses.

Balanced Portfolio.  The Trustees then evaluated the advisory fee and expense ratios of the Balanced Portfolio, noting that the Portfolio had a higher advisory fee and expense ratio than both the peer group average and the Morningstar category average.  The Trustees noted that the Portfolio’s advisory fee and expenses were within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set: they also noted that the Balanced Portfolio was significantly smaller than many funds in each data set.  After discussion, the Trustees concluded that the advisory fee and overall expense ratio were reasonable, particularly when compared to the much larger funds in the peer group.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

Equity Portfolio.  The Trustees then evaluated the advisory fee and expense ratios of the Equity Portfolio, noting that the Portfolio’s 0.65% advisory fee is below the peer group average, but higher than the Morningstar category average, while remaining well within the high-low range of both. The Trustees noted that the Portfolio’s advisory fee and expenses were within the high-low range of both categories, and that several ultra-low cost funds skewed the averages for each data set: they also noted that the Equity Portfolio was smaller than many funds in each data set.  After considering all of these factors, the Trustees concluded that the advisory fee and overall expense ratio were reasonable.

Economies of Scale.  The Trustees agreed with JNF’s assessment that each Portfolio’s current asset levels are not high enough to support breakpoints at this time.  After discussion, it was the consensus of the Trustees that economies of scale would be revisited at the next renewal and as the size of each Portfolio materially increases and the Trustees would continue their dialogue with JNF on this topic.

Profitability.  The Trustees reviewed a profitability analysis provided by JNF for each Portfolio, noting the gross advisory fees paid to JNF, and the net fees after expenses.  They considered that JNF was not receiving 12b-1 fees, soft dollars or affiliated brokerage fees in connection with its services to each Portfolio, but that its affiliate, Jefferson National Life Insurance Company, receives 12b-1 fees for providing services to the Portfolios.  After further discussion, the Trustees concluded that JNF was not earning excessive profits, and estimated a small loss over the past 12 months from its relationship with each Portfolio.

Conclusion. Having requested and received such information from JNF as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Trustees concluded that they were satisfied with the services provided by JNF, and that the advisory fee is reasonable and that renewal of each agreement is in the best interests of the Trust and the shareholders of each JNF Portfolio.

Balanced Portfolio & Equity Portfolio – Sub-Advisor: Chicago Equity Partners, LLC

Nature, Extent and Quality of Services. The Trustees discussed the nature, extent and quality of services provided to the Portfolios by Chicago Equity since the inception of the Portfolios and noted no negative change in the level of service provided to the Portfolios. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Portfolios and were satisfied with their level of experience in financial services with expertise in portfolio management, investment model development, and compliance. The Trustees then noted that Chicago Equity is responsible for providing portfolio construction by use of a quantitative model to systematically evaluate the relative risk and expected returns of the selected investments, as well as compliance monitoring. The Trustees considered it a positive that risk management is core to Chicago Equity’s overall investment process, noting the use of an Asset Allocation Committee to determine the optimal mix between the fixed income and equity portfolios, establish a set of diversification rules and position limits, and study various economic and market data to support their decisions.  The Trustees also noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees expressed satisfaction with Chicago Equity’s excellent reputation, long history, and robust infrastructure with abundant resources, and concluded that Chicago Equity is well-positioned to continue to deliver high quality service to the Portfolios.

Performance.

Balanced Portfolio. The Trustees then evaluated the performance of the Balanced Portfolio, noting that the Portfolio slightly outperformed its peer group over the 1-year period while trailing its Morningstar category averages and blended benchmark over the same period, but it outperformed each metric over the 5-year and since inception periods. The Trustees noted that the Balanced Portfolio had a high correlation to the blended benchmark, and that risk management strategies were being successfully employed. After considering these factors, the Trustees concluded that Chicago Equity’s performance was satisfactory.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

Equity Portfolio. The Trustees then evaluated the performance of the Equity Portfolio, noting that the Portfolio outperformed its peer group and Morningstar category averages, as well as the Russell Midcap Index, over the 1-year and 5-year periods, but slightly underperformed each metric since inception.  The Trustees concluded that Chicago Equity’s performance was acceptable.

Fees and Expenses.

JNF Balanced Portfolio. The Trustees noted that JNF charges an annual advisory fee of 0.65%, and that Chicago Equity receives sub-advisory fees from JNF of 0.27%.  The Trustees noted that Chicago Equity does not manage any other accounts using a comparable objective and strategy. After considering several factors, including the size of the Portfolio and the Trustees’ experience with other sub-advisors’ fees, the Trustees concluded that the sub-advisory fee charged by Chicago Equity was reasonable.

JNF Equity Portfolio. The Trustees noted that JNF charges an annual advisory fee of 0.65%, and that Chicago Equity receives sub-advisory fees from JNF of 0.30%.  The Trustees noted that Chicago Equity does not manage any other accounts using a comparable objective and strategy. Taking into consideration the size of the Portfolio and the Trustees’ experience with other sub-advisors’ fees, the Trustees concluded that the sub-advisory fee charged by Chicago Equity was reasonable.

Economies of Scale. The Trustees considered whether Chicago Equity is benefitting from economies of scale with respect to its management of either Portfolio.  The Trustees agreed that this was primarily an issue to be considered at the Portfolio level and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that based on the size of each Portfolio and the relatively low sub-advisory fees, it was unlikely that Chicago Equity was currently benefitting from economies of scale. In addition, while breakpoint levels had not been negotiated at this time, economies of scale would be revisited as the size of the Portfolios materially increases.

Profitability. The Trustees considered the profits realized by Chicago Equity in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Portfolio.  The Trustees noted that no additional benefits were realized by Chicago Equity from other activities related to the Portfolios other than for soft dollar benefits generated from equity trades. After further discussion, the Trustees concluded that while Chicago Equity was earning profit from its relationship with each Portfolio, the actual profits earned from each Portfolio were modest and not excessive.

Conclusion.  Having requested and received such information from Chicago Equity as the Trustees believed to be reasonably necessary to evaluate the terms of each sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fees are reasonable and that renewal of each agreement is in the best interests of the Trust and the shareholders of each JNF Portfolio.

JNF SSgA Retirement Income Portfolio (Advisor - JNF Advisors, Inc.)*

In connection with the regular meeting held on February 25-26, 2014, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of an investment advisory agreement between JNF Advisors, Inc. (the “JNF”) and the Trust (the “Advisory Agreement”), with respect to JNF SSgA Retirement Income Portfolio (the “Income Portfolio”). The Trustees also considered the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between JNF and SSgA Funds Management, Inc. (“SSgA FM”). In considering the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement and Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement and Sub-Advisory Agreement.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

Nature, Extent and Quality of Service.  The Trustees noted that JNF, was established in 2006 and is wholly owned by Jefferson National Financial Corp., a company whose roots go back to 1937, has approximately $125 million in assets under management.  They further noted that JNF provides investment management services and acts as investment advisor to two funds offered in the variable annuities issued by its affiliate Jefferson National Life Insurance Company.  The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Income Portfolio and expressed their satisfaction with the team’s overall experience in legal, compliance, financial reporting, and operations.  The Trustees considered that JNF will provide regular and ongoing oversight services to the Income Portfolio and its sub-advisor to assure the investment strategy is adhered to, the Income Portfolio’s performance is in line with expectations based on general market environment, and that the sub-advisor and Income Portfolio are in compliance with applicable laws and regulations. The Trustees reviewed a list, provided by JNF, detailing more than a dozen oversight actions JNF will be conducting related to various compliance certifications and reviews of the sub-advisor, which the Trustees deemed a good control and appropriate.  They noted JNF provides compliance monitoring to the Income Portfolio’s investment guidelines by receiving and reviewing monthly checklists that track various aspects of the Income Portfolio’s portfolio of investments, in addition to reviewing quarterly checklists completed by the sub-advisor related to its compliance program.  While not all risks can be eliminated, the Trustees expressed their satisfaction that JNF identified several areas of risk where they provide concentrated oversight of the sub-advisor, such as style risk, “portfolio pumping,” “window dressing,” best execution, guarding against violation of diversification regulations, monitoring affiliated party transactions and insider trading, and requiring the sub-advisor to provide periodic written certifications.  Noted by the Trustees as positive, JNF had an SEC review in 2011 that produced a clean report with no deficiencies identified, and since that time JNF reported that there have been no material compliance or litigation issues.  The Trustees considered their previous experience with JNF and were satisfied with JNF’s solid organization and infrastructure and its commitment to provide robust oversight supervision of the Income Portfolio and sub-advisor, and concluded JNF has the potential to deliver a high level of quality service to the Income Portfolio for the benefit of future shareholders.

Performance.  The Trustees considered the performance of the existing funds in the Trust managed by JNF (the “Existing JNF Funds”).  They noted that the Existing JNF Funds have both been managed in a manner that has allowed shareholders to experience performance in line with applicable indexes and Morningstar categories.  They considered that the Existing JNF Funds have experienced portfolio statistics that are in line with benchmarks and JNF has proven its ability and knowledge as an investment advisor.  The Trustees concluded that it is reasonable to expect that JNF has the experience, knowledge and ability to oversee the Income Portfolio and its sub-advisor.

Fees and Expenses.  The Trustees noted the proposed advisory fee of 0.50% stacks up reasonably well as compared to the Income Portfolio’s peer group (0.48%) and Morningstar World Allocation Category (0.38%) averages.  They considered that the proposed advisory fee is within the range of fees charged by the peer group (0.00%-0.90%) and Morningstar category (0.00%-1.20%) averages.  The Trustees further considered that JNF has contractually agreed to limit the Income Portfolio’s total operating expenses to 1.00%, and anticipates renewing the expense limitation agreement in subsequent years.  After further discussion, the Trustees concluded that the proposed advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether there would be economies of scale with respect to the management of the Income Portfolio.  They noted that JNF had indicated its willingness to discuss the matter with the Board as the Income Portfolio grows.  They discussed the sub-advisory fee breakpoints, and that the breakpoints would allow the advisor to achieve profitability, or recapture the Income Portfolio’s start-up costs, sooner than if there were no breakpoints. The Trustees discussed with representatives of JNF that they will expect to negotiate breakpoints when considering the possible sub-advisor breakpoint levels.  The Trustees agreed that in considering the circumstances, including the advisor’s projections, the absence of breakpoints at this time was acceptable.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

Profitability.   The Trustees reviewed the profitability analysis provided by JNF.  They noted JNF anticipates earning a very modest profit in terms of actual dollars and as a percentage of revenue.  They further noted that the profitability analysis provided was based on $80 million in assets under management but JNF reported elsewhere that it anticipates assets of only $50 million in the first 12 months, so JNF’s actual profitability may be even less than projected.  After further discussion, the Trustees concluded that JNF would not be excessively profitable in connection with its relationship with the Income Portfolio.

Conclusion.  Having requested and received such information from JNF as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of JNF SSgA Retirement Income Portfolio.

JNF SSgA Retirement Income Portfolio (Sub-Advisor - State Street Global Advisors – SSgA Fund Management)*

Nature, Extent and Quality of Service.  The Trustees noted that SSgA FM, established in 2001 as an investment advisor and registered as a CTA with the NFA and CFTC, is wholly owned by State Street Global Advisors, a global leader in asset management with approximately $2.34 trillion in assets under management from corporations, endowments and foundations, pension funds, sovereign wealth funds, and third party asset gatherers.  They further noted that the parent company delegates the management of futures, options on futures, and swaps to SSgA FM, which has approximately $335 billion in assets under management from investment advisory clients consisting primarily of U.S. investment companies.  The Trustees considered that SSgA FM also provides asset allocation models on a non-discretionary basis and related investment advice to investment advisors and other financial institutions.  In reviewing the advisory firm and background information on the key investment personnel who will be responsible for servicing the Income Portfolio, the Trustees expressed satisfaction with the firm’s robust infrastructure, size, stability, availability to a variety of resources and technology systems and the depth of the investment team’s experience with portfolio management, legal, and compliance.  The Trustees considered that the sub-advisor will be tasked with employing a tactical asset allocation strategy for the Income Portfolio using its proprietary research, analysis and evaluation to manage a disciplined systematic investment process combining valuation, price momentum, sentiment and macroeconomic factors while attempting to reduce portfolio volatility.  The Trustees also reviewed other aspects of the sub-advisor’s comprehensive process around the management of the strategy and noted that it that can be well supported by an advisory firm of this magnitude.  While not all risks can be eliminated, the Trustees agreed that SSgA FM has the resources of both technology and a large risk management team to support, monitor, and enforce risk related policies with respect to defined risk parameters and compliance with risk guidelines, including the production and review of daily tolerance reports, benchmark relative risk, underlying strategy risk and portfolio specific risk.  The Trustees considered that, as with any advisory firm of this size, there may be litigation issues that arise, but noted none that would have a negative impact on the sub-advisor’s ability to operate effectively had been reported.  Additionally, they noted that from 2012 to present no material compliance matters had been reported, and noted positively the sub-advisor’s culture of addressing any issues, regardless of materiality, that may arise and promptly taking remedial action.  The Trustees recognized the vast resources SSgA FM could access, its robust size and corporate structure and ability to service billions in assets on a global platform, concluding SSgA FM has everything necessary to provide high quality service to the Income Portfolio, JNF and future shareholders.

Performance.  The Trustees considered the performance of an ETF with a similar investment strategy to the Income Portfolio, the SPDR SSgA Income Allocation ETF.  They noted the SPDR ETF, while similar, lacks the volatility management component intended for the Income Portfolio.  They further noted that the SPDR ETF dramatically underperformed its primary benchmark, the MSCI Word Index, but more closely tracked the secondary benchmark, the SSgA Income Allocation Composite Index, and dramatically outperformed the tertiary benchmark, the Barclays US Long Government/Credit Bond Index.  After further discussion, the Trustees concluded that there is a reasonable likelihood that SSgA FM’s management of the Income Portfolio will benefit its future shareholders.

Fees and Expenses.  The Trustees reviewed the proposed sub-advisory fee noting SSgA FM has proposed a graduated fee scale offering breakpoints at $250 million and $500 million.  They noted the proposed fee (before the first breakpoint) is significantly less than the fee charged by SSgA FM to its ETF clients.  After further discussion, the Trustees concluded that the proposed fee structure is reasonable.

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Income Portfolio.  The Trustees agreed that JNF had successfully negotiated appropriate breakpoints to the sub-advisory fee.

Profitability.  The Trustees considered a representation received from SSgA FM that it does not believe the anticipated profitability of the firm in connection with the Income Portfolio will be excessive.  A representative of SSgA FM noted it anticipates realizing a net loss in connection with its relationship with the Income Portfolio during the initial fiscal period.  They further considered the anticipated assets during the initial period of the sub-advisory agreement, and SSgA FM’s willingness to continue to discuss profitability throughout the life of the agreement.  Based on the circumstances, the Trustees concluded that it was reasonable to rely on the representations of SSgA FM regarding profitability.

Conclusion.   Having requested and received such information from SSgA FM as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the fee structure is reasonable and that approval of the agreement is in the best interests of the future shareholders of JNF SSgA Retirement Income Portfolio.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolios.

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS VARIABLE TRUST

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR

JNF Advisors, Inc.

10350 Ormsby Park Place
Louisville, KY 40223

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/23/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

8/23/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/23/14